Merger	12 Months Ended
Mar. 31, 2019
Business Combinations [Abstract]
MERGER

NOTE 5: MERGER

On January 29, 2016, Ecoark entered into a Merger Agreement (“Merger Agreement”) with MSC providing, among other things, for the acquisition of Ecoark by MSC in a share for share exchange pursuant to which it was contemplated that at the closing Ecoark shareholders would own approximately 95% of the outstanding shares of MSC. On March 18, 2016, in a special meeting called by MSC, the shareholders of MSC approved proposals necessary to complete the Merger (“Merger”).

On March 24, 2016, the Merger was closed. Upon the closing of the transaction, under the Merger Agreement, Magnolia Solar Acquisition Corporation merged with and into Ecoark with Ecoark as the surviving corporation, which became a wholly-owned subsidiary of MSC. Thereafter, MSC changed its name to Ecoark Holdings, Inc. The transaction was accounted for as a reverse acquisition; for accounting purposes Ecoark acquired the assets and liabilities of Magnolia Solar effective March 24, 2016. The historical financial information presented prior to March 24, 2016 is that of Ecoark.

Further, the Articles of Incorporation were amended to increase the authorized shares of common stock to 100,000 shares, to effect the creation of 5,000 shares of “blank check” preferred stock, and to approve a reverse stock split of the MSC common stock of 1 for 250.

After the Merger, the Company had 29,057 shares of common stock issued and outstanding. MSC’s shareholders and holders of debt, notes, warrants and options received an aggregate of 1,351 shares of the Company’s common stock and Ecoark’s shareholders received an aggregate of 27,706 shares of the Company’s common stock.

As a result of the Merger and in accordance with SAB Topic 14C and ASC 805-40-45, the Company has given retroactive effect to the transaction by adjusting the number of shares in the consolidated balance sheets, consolidated statements of operations, consolidated statement of changes in stockholders’ equity (deficit) and accompanying notes. The retroactive treatment changed the reported common shares and additional paid-in capital in the balance sheets, the shares used in the calculation of net loss per share and resulting net loss per share in the statements of operations, the number of shares and related dollar amounts in the statement of changes in stockholders’ equity (deficit), and various disclosures regarding number of shares and related amounts in these notes to consolidated financial statements. There was no effect on the net loss or total stockholders’ equity (deficit) as a result of the restatement.

The change became effective on March 24, 2016 when the Merger closed.

The financial statements presented herein for the period through March 24, 2016 represent the historical financial information of Ecoark, Inc., except for the capital structure as of December 31, 2015 which represents the historical amounts of MSC, retroactively adjusted to reflect the legal capital structure of MSC.